UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

December 5, 2025

Date of Report (date of earliest event reported)

COPART, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23255	94-2867490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14185 Dallas Parkway	75254
Suite 300	(Zip Code)
Dallas, Texas

(972) 391-5000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CPRT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION INCLUDED IN THIS REPORT

Section 5 — Corporate Governance & Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

Copart, Inc. (the “Company”) held its 2025 annual meeting of stockholders on December 5, 2025 (the “Annual Meeting”). Of the 967,834,374 shares of our common stock outstanding as of the record date of October 10, 2025, 880,459,232 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 91% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.

Election of Directors. The stockholders elected the following nominees to serve as directors, each to hold office until the Company’s 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Willis J. Johnson	788,871,626	46,685,941	329,936	44,571,729
A. Jayson Adair	795,567,166	39,968,832	351,505	44,571,729
Matt Blunt	788,796,510	46,711,405	379,588	44,571,729
Steven D. Cohan	738,594,903	96,911,328	381,272	44,571,729
Daniel J. Englander	741,170,529	88,004,200	6,712,774	44,571,729
James E. Meeks	789,102,507	40,507,815	6,277,181	44,571,729
Thomas N. Tryforos	783,132,156	51,929,818	825,529	44,571,729
Diane M. Morefield	716,171,076	110,519,340	9,197,087	44,571,729
Stephen Fisher	814,130,932	15,470,343	6,286,228	44,571,729
Cherylyn Harley LeBon	803,350,122	31,725,570	811,811	44,571,729
Carl D. Sparks	792,071,243	36,667,366	7,148,894	44,571,729
Jeffrey Liaw	821,074,088	14,446,803	366,612	44,571,729

2.

Advisory Vote on Approval of Executive Compensation. On an advisory (non-binding) basis, the stockholders approved the compensation of our named executive officers for the year ended July 31, 2025 as disclosed in our proxy statement, based on the following results of voting:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
770,518,442	63,624,957	1,744,104	44,571,729

3.

Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2026, based on the following results of voting:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
864,365,108	15,739,493	354,631	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2025

COPART, INC.

By:	/s/ Paul K. Kirkpatrick
Paul K. Kirkpatrick
Senior Vice President, Chief Legal Officer, and Secretary